UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2013

BOSTON PROPERTIES LIMITED PARTNERSHIP

(Exact name of registrant as specified in its charter)

Delaware	0-50209	04-3372948
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Boylston Street, Suite 1900, Boston, Massachusetts 02199-8103

(Address of principal executive offices) (Zip Code)

(617) 236-3300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Boston Properties, Inc. (the “Company”), the sole general partner of Boston Properties Limited Partnership, held its 2013 annual meeting of stockholders (the “2013 Annual Meeting”) on May 21, 2013. At the 2013 Annual Meeting, the stockholders of the Company were asked to (1) elect Zoë Baird Budinger, Carol B. Einiger, Dr. Jacob A. Frenkel, Joel I. Klein, Douglas T. Linde, Matthew J. Lustig, Alan J. Patricof, Owen D. Thomas, Martin Turchin, David A. Twardock and Mortimer B. Zuckerman to the Company’s Board of Directors, (2) cast an advisory vote on named executive officer compensation, as described in the Company’s proxy statement and (3) ratify the Audit Committee’s appointment of PricewaterhouseCoopers LLP (“PWC”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013.

At the 2013 Annual Meeting, the stockholders elected all eleven director nominees and ratified the appointment of PWC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013. The resolution on named executive officer compensation was not approved at the 2013 Annual Meeting.

The following is a statement of the number of votes cast for or against each matter or director nominee. In addition, the following also sets forth the number of abstentions and broker non-votes with respect to each matter or director nominee, as applicable.

	For	Against	Abstain	Broker Non-Votes
Election of Directors:
Zoë Baird Budinger	116,904,106	15,461,936	49,041	4,384,431
Carol B. Einiger	129,257,261	3,108,803	49,019	4,384,431
Dr. Jacob A. Frenkel	116,173,153	16,193,797	48,133	4,384,431
Joel I. Klein	129,583,597	2,780,815	50,671	4,384,431
Douglas T. Linde	121,739,852	10,624,841	50,390	4,384,431
Matthew J. Lustig	129,484,360	2,881,095	49,628	4,384,431
Alan J. Patricof	128,195,563	4,169,490	50,030	4,384,431
Owen D. Thomas	128,800,305	3,564,737	50,041	4,384,431
Martin Turchin	108,727,698	23,637,171	50,214	4,384,431
David A. Twardock	116,252,919	16,112,910	49,254	4,384,431
Mortimer B. Zuckerman	121,150,997	11,215,722	48,364	4,384,431

	For	Against	Abstain	Broker Non-Votes
Non-binding, advisory vote on named executive officer compensation	25,684,961	106,641,748	88,374	4,384,431

	For	Against	Abstain	Broker Non-Votes
Ratification of appointment of PWC	135,412,877	1,324,200	62,437	N/A

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOSTON PROPERTIES LIMITED PARTNERSHIP

By: Boston Properties, Inc., its General Partner

Date: May 21, 2013	By:	/s/ Michael E. LaBelle
	Name:	Michael E. LaBelle
	Title:	Senior Vice President, Chief Financial Officer & Treasurer